UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2018

Floor & Decor Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2233 Lake Park Drive Smyrna, GA	30080
(Address of principal executive offices)	(Zip Code)

(404) 471-1634
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Item 2.02          Results of Operations and Financial Condition.

On May 3, 2018, Floor & Decor Holdings, Inc. issued a press release announcing its financial results for the quarter ended March 29, 2018.  The text of the press release is included as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.         Financial Statements and Exhibits.

(d)                      Exhibits:

Exhibit Number           Description

99.1                               Press Release, dated May 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date:	May 3, 2018	By:	/s/ David V. Christopherson
		Name:	David V. Christopherson
		Title:	Executive Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated May 3, 2018